                                VOTING AGREEMENT


         THIS VOTING AGREEMENT ("AGREEMENT") is dated as of October 2, 1998, and is entered into by and among Gunther International, Ltd., a Delaware corporation (the "COMPANY"), and the other parties signatories hereto.

                                    RECITALS:

         A. The total number of shares of all classes of capital stock ("STOCK") which the Company is authorized to issue is 16,501,000, consisting of (i) 16,000,000 shares of common stock, par value $.001 per share ("COMMON STOCK");
(ii) 500 shares of Series B Common Stock, par value $.001 per share ("SERIES B COMMON STOCK"); (iii) 500,000 shares of Preferred Stock, par value $.001 per share ("PREFERRED STOCK"); and (iv) 500 shares of Class B Senior Non-Convertible Preferred Stock, par value $.001 per share ("CLASS B PREFERRED STOCK").

         B. The Company and the other parties hereto (either directly or through one or more affiliates) are also parties to a certain Agreement, dated as of the date hereof (the "OMNIBUS AGREEMENT"), which, among other things, sets forth the terms and conditions under which the New Lender (as hereinafter defined) has agreed to lend the Company $4,000,000 in immediately available funds (such transaction being sometimes hereinafter referred to as the "LOAN TRANSACTION").

         C. The Omnibus Agreement contemplates that, simultaneously with the consummation of the Loan Transaction, the undersigned parties will enter into a separate voting agreement specifying the way in which they will vote their shares of Capital Stock (as hereinafter defined) with respect to the election of directors of the Company.

         D. This Agreement is the voting agreement contemplated by the Omnibus Agreement, and the execution and delivery of this Agreement is a condition precedent to the respective obligations of certain designated parties to the Omnibus Agreement to proceed with and consummate the transactions contemplated thereby.

         NOW, THEREFORE, in consideration of the foregoing, of the mutual covenants and agreements herein contained and of other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                    ARTICLE I
                                DEFINITIONS; ETC.

         1.1 Definitions. Except as otherwise herein expressly provided, the following terms and phrases shall have the meanings set forth below:

         "AFFILIATE" shall mean (i) in the case of an entity, any person who or which, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, any specified person or (ii) in the case of an individual, such individual's spouse, children, grandchildren or parents or a trust primarily for the benefit of any of the foregoing.

         "AGREEMENT" shall mean this Voting Agreement, as originally executed and as amended, modified, supplemented or restated from time to time, as the context requires.

         "BOARD" shall mean the Board of Directors of the Company.

         "DIRECTOR" shall mean a person appointed or elected as a member of the Board.

         "EHG" shall mean the Estate of Harold S. Geneen, late of New York, New York.

         "NEW LENDER" shall mean Gunther Partners, LLC, a limited liability company organized and existing under the laws of the State of Delaware.

         "PARK" shall mean Park Investment Partners, Inc., a corporation organized and existing under the laws of the State of Delaware.

         "PERSON" means any individual, corporation, association, limited liability company, partnership, or any other entity.

         "PUBLIC SALE" means any sale of Stock by a Stockholder to the public
(i) pursuant to a public offering registered under the Securities Act or (ii) pursuant to the provisions of Rule 144 promulgated under the Securities Act.

         "SECURITIES ACT" means the Securities Act  of 1933, as amended.

         "STOCKHOLDER" or "STOCKHOLDERS" shall mean the parties hereto (other than the Company), their permitted successors and assigns and any person who is a holder of Stock and is or is required to be a party hereto at the time of reference thereto.

         "TRANSFER" means to sell, transfer, assign, pledge, hypothecate or otherwise dispose of, in any manner whatsoever.

         1.2 Certain Other Defined Terms. The following terms are defined in the Section of this Agreement set forth directly opposite such terms:

         Term                                                          Section
         ----                                                          -------
         Class B Preferred Stock                                       recitals
         Common Stock                                                  recitals
         Company                                                       recitals



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
         EHG Nominee                                                   2.2(a)
         Lender Nominees                                               2.2(a)
         Loan Transaction                                              recitals
         Nominee                                                       2.2(a)
         Omnibus Agreement                                             recitals
         Park Nominee                                                  2.2(c)
         Preferred Stock                                               recitals
         Series B Common Stock                                         recitals
         Stock                                                         recitals

         1.3 Article, Etc. References to an "ARTICLE" or a "SECTION" are, unless otherwise specified, to one of the Articles or Sections of this Agreement.


                                   ARTICLE II
              ORGANIZATIONAL DOCUMENTS; ELECTION OF DIRECTORS; ETC.

         2.1 Articles of Incorporation; By-Laws. From and after the date hereof, each Stockholder shall vote all shares of Stock owned by such Stockholder at any meeting of the stockholders of the Company or in any written consent executed in lieu of such a meeting of stockholders of the Company and shall take all actions necessary to insure that the Certificate of Incorporation and By-Laws of the Company do not, at any time, conflict with the provisions of this Agreement and shall take all necessary and required action to cause the Company to amend, or amend and restate, the Certificate of Incorporation and By-Laws of the Company as necessary to effectuate the purposes of this Agreement.

         2.2 Election of Directors. Each Stockholder shall vote all shares of Stock owned by such Stockholder at any regular or special meeting of the stockholders of the Company at which vacancies on the Board are to be filled, or in any written consent executed in lieu of such a meeting of stockholders and shall take all actions necessary (excluding the exercise of any options, warrants or rights held by such Stockholder) and shall use its reasonable best efforts to cause the Directors nominated by it pursuant to this Agreement to take all actions necessary (including the nomination for election as Directors of the persons specified below), to ensure, to the extent legally possible, the election to the Board of the following individuals:

         (a) a number of individuals nominated by the New Lender that is equal to the lowest whole number which would comprise a majority of the Board, determined by adding (i) one (1), plus (ii) one-half of the total number of persons comprising the full Board, and rounding the sum down to the nearest whole number (the "LENDER NOMINEES");

         (b) one individual nominated by EHG (the "EHG NOMINEE"); and

         (c) one individual nominated by Park (the "PARK NOMINEE").




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
The Lender Nominees, the EHG Nominee and the Park Nominee are sometimes hereinafter referred to collectively as the "NOMINEES" and individually as a "NOMINEE."

         2.3 Replacement and Removal of Nominees. If, prior to his election to the Board pursuant to Section 2.2, any Nominee shall be unable or unwilling to serve as a Director of the Company, the Stockholder or Stockholders who nominated any such Nominee shall be entitled to nominate a replacement within 30 days of learning of such fact, which replacement shall then be a Nominee for purposes of Section 2.2.


                                   ARTICLE III
                            MISCELLANEOUS PROVISIONS

         3.1 Endorsement on Stock Certificates. Each and every certificate evidencing Stock shall contain upon its face, or on the reverse side thereof, the following legend until such time as the Stock represented thereby is no longer subject to the provisions of this Agreement:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF THAT CERTAIN VOTING AGREEMENT DATED AS OF OCTOBER 2, 1998, AS AMENDED FROM TIME TO TIME, AMONG THE COMPANY AND EACH OF THE STOCKHOLDERS SPECIFIED THEREIN, COPIES OF WHICH ARE AVAILABLE AT THE PRINCIPAL OFFICES OF THE COMPANY AT NO COST. A STATEMENT SUMMARIZING THE VOTING POWERS, DESIGNATIONS, PREFERENCES, LIMITATIONS, RESTRICTIONS AND RELATIVE RIGHTS OF THE VARIOUS CLASSES OF STOCK OR SERIES THEREOF MAY BE OBTAINED BY THE STOCKHOLDERS OF THE COMPANY, WITHOUT CHARGE, FROM THE PRINCIPAL OFFICES OF THE COMPANY."

The legend set forth above shall be removed from the certificates evidencing shares of Stock upon the earlier of (i) the date on which any such shares of Stock have been transferred in a Public Sale, or (ii) the date on which this Agreement terminates in accordance with Section 3.3 hereof.

         3.2 Transfers. Prior to Transferring any shares of Stock (other than in a Public Sale) to any person, the transferring Stockholder shall cause the prospective transferee to execute and deliver to the Company and the other Stockholders a counterpart copy of this Agreement. Any Transfer or attempted Transfer of any shares of Stock in violation of this or any other provisions of this Agreement will be void, and the Company will not record such Transfer on its books or treat any purported transferee of such shares of Stock to the owner of such shares for any purpose.

         3.3 Termination. This Agreement shall terminate upon the earlier to occur of the following events:

                  (a) the voluntary agreement, in writing, of all of the New Lender, EHG and Park; or

                  (b) the date on which the Company repays in full all outstanding indebtedness and accrued interest issued under the Omnibus Agreement.

         3.4 Stock Subject to this Agreement.

                  (a) This Agreement shall apply to all Stock at any time owned or acquired by the Stockholders, including, without limitation, (i) the Stock held by the Stockholders on the date hereof, (ii) any Stock issued to any Stockholder pursuant to such Stockholder's exercise of an option, warrant or convertible or exchangeable security and (iii) any Stock otherwise purchased, acquired or issued to any Stockholder.

                  (b) If, at any time, and from time to time, the Company shall declare and pay a dividend upon any of the Stock, or shall validly issue shares in lieu of, or in exchange for, or in addition to, any of the Stock without the receipt of additional consideration therefor, then any such shares subsequently issued with respect to the Stock then subject to this Agreement shall constitute additional Stock subject to this Agreement.

         3.5 Notices. Any and all notices or other communications provided for herein shall be in writing and shall be considered duly given upon the earliest to occur of (a) personal delivery, (b) two (2) days after being delivered to a national recognized overnight delivery courier or service, (c) three (3) days after being mailed by registered or certified mail, return receipt requested, postage prepaid or (d) the delivering parties receipt of a written confirmation of a facsimile transmission. All notices shall be addressed to the Company at its principal office and to the Stockholders at their addresses, as shown on Exhibit A attached hereto. Any party hereto may change his or its address by giving notice to the other parties hereto as provided herein.

         3.6 Pronouns and Headings. As used herein, all pronouns shall include the masculine, feminine, neuter, singular and plural wherever the context and facts require such construction. The descriptive headings in the sections of this Agreement are inserted for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions hereof.

         3.7 Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, illegal or unenforceable, such provision shall be severed and the remaining provisions hereof shall be enforced to the extent possible or modified in such a way as to make it enforceable, and the invalidity, illegality or unenforceability thereof shall not affect the validity, legality or enforceability of the remaining provisions of this Agreement.

         3.8 Modification Amendment. No modification or amendment of this Agreement shall be valid unless the same shall be in writing executed by all of the New Lender and EHG.

          3.9 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws provisions thereof.

         3.10 Binding Effect; Complete Agreement. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns. This Agreement constitutes the entire agreement among the parties hereto and supersedes all prior agreements and understandings, oral or written, among the parties hereto with respect to the subject matter hereof.

         3.11 Specific Performance. The parties acknowledge that given the nature of the obligations of the parties hereto that any non-breaching party will be irreparably damaged by a breach of this Agreement. The parties hereto therefore acknowledge and agree that any nonbreaching party hereto may seek specific performance of the provisions hereof and that no party hereto may assert adequacy of a remedy at law as a defense to an action for specific performance hereunder.

         3.12 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

        3.13. Execution by Telefacsimile Transmission. Telefacsimile transmissions of any executed original document and/or retransmission of any executed telefacsimile transmission shall be deemed to be the same as the delivery of an executed original. At the request of any party hereto, the other parties hereto shall confirm telefacsimile transmissions by executing duplicate original documents and delivering the same to the requesting party or parties.


                  [Rest of This Page Intentionally Left Blank.]



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
         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                     GUNTHER INTERNATIONAL, INC.


                                     By:  /s/ James H. Whitney
                                          --------------------------
                                           James H. Whitney
                                           President/CEO
                                           Telecopy:  (860) 886-8889


                                     PARK INVESTMENT PARTNERS, INC.


                                     By:  /s/ Gerald H. Newman
                                          --------------------------
                                           Gerald H. Newman
                                           Title:  Secretary Treasurer


                                       /s/ Gerald H. Newman
                                          --------------------------
                                     Gerald H. Newman, Individually


                                     GUNTHER PARTNERS, LLC


                                     By:  /s/ Thomas J. Tisch
                                          --------------------------
                                           Name:  Thomas J. Tisch
                                           Title:    Manager


                                     THE ESTATE OF HAROLD S. GENEEN


                                     By:  /s/ June H. Geneen
                                          --------------------------
                                           June H. Geneen
                                           Co-Executor


                                     By:  /s/ Phil E. Gilbert, Jr.
                                          --------------------------
                                           Phil E. Gilbert, Jr.
                                           Co-Executor




                                      -7-
SIGNATURE PAGE                                                  VOTING AGREEMENT

                             By:  /s/ Thomas W. Keesee
                                  --------------------------------
                                   Thomas W. Keesee
                                   Co-Executor


                             By:   The United States Trust Company of
                                   New York


                             By:  /s/ Steven Scott Kirkpatrick
                                  --------------------------------
                                   Name:  Steven Scott Kirkpatrick
                                   Title:    Vice President


                             FOUR PARTNERS


                             By:  /s/ Thomas J. Tisch
                                  --------------------------------
                                   Name:  Thomas J. Tisch
                                   Title:  Managing Trustee of the Thomas J.
                                           Tisch 1991 Trust, a General Partner


                               /s/ Robert Spiegel
                                  --------------------------------
                             Robert Spiegel, Individually



                                      -8-
SIGNATURE PAGE                                                  VOTING AGREEMENT

                                                                       EXHIBIT A

                                  ADDRESS LIST


Gunther International, Ltd.
One Winnenden Road
Norwich, CT  06360
Attention:  President
Telecopy:  (860) 886-8889

Park Investment Partners, Inc.
900 3rd Avenue
27th Floor
New York, New York  10022
Attention: Gerald H. Newman
Telecopy: (212) 644-8522

Gerald H. Newman
900 3rd Avenue
27th Floor
New York, New York  10022
Telecopy: (212) 644-8522

Gunther Partners, LLC
c/o Tisch Family Interests
667 Madison Avenue
New York, NY  10021
Attention:  Thomas M. Steinberg, President
Telecopy:  (212) 521-2915

The Estate of Harold S. Geneen
c/o The United States Trust Company of New York
114 West 47th Street, #C-1
New York, NY  10036-1594
Attention:  Steven S. Kirkpatrick, Esq.
Telecopy:  (212) 852-3852

Four Partners
c/o Tisch Family Interests
667 Madison Avenue
New York, NY  10021
Attention:  Thomas M. Steinberg, President
Telecopy:  (212) 521-2915

Robert Spiegel
19850 Beach Road
Tequesta, FL  33469
Telecopy:  (212) 521-2915
(c/o Thomas M. Steinberg)


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